UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☑ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Performance Funds Trust

(Name of Registrant as Specified In Its Charter)

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Performance Funds Trust
3435 Stelzer Road
Columbus, Ohio 43219-3035
April 15, 2009
Dear Shareholder:
     The Board of Trustees has called a special meeting of the shareholders of the Performance Advisor Growth Portfolio, Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio (each a “Portfolio” and collectively, the “Portfolios” or “Advisor LifeStyle Series”), each a series of the Performance Funds Trust (the “Trust”), to take place on May 27, 2009, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 12:00 noon Eastern Standard Time.
     The purpose of this meeting is to seek shareholder approval of a proposed plan of liquidation of the Portfolios. The Trustees have determined that it is in the best interest of the Portfolios to be liquidated.
     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS. Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please date, sign and return the appropriate enclosed proxy card promptly. No postage is required if mailed in the United States. It is important that your proxy card (s) be returned promptly in order to avoid the additional expense of further solicitation. You may also vote your shares by touchtone telephone or through the internet. If your account is eligible, separate instructions are enclosed.
Respectfully,
Teresa Thornhill
President
Performance Funds Trust

QUESTIONS AND ANSWERS
NOTICE OF SPECIAL SHAREHOLDERS’ MEETING
PROXY STATEMENT
SPECIAL SHAREHOLDERS’ MEETING

QUESTIONS AND ANSWERS
Q.	WHY AM I RECEIVING THIS BOOKLET?

A.	You are receiving these proxy materials – a booklet that includes the Proxy Statement and one or more proxy cards – because you have the right to vote on an important proposal concerning your Portfolio. The Board of Trustees of your Portfolio has determined, after careful consideration, that it is in the best interest of the Portfolios to be liquidated. We are asking the shareholders of the Portfolios to approve a Plan of Liquidation (the “Liquidation”). In anticipation of the Portfolio’s liquidation, effective May [ ], 2009, the Portfolios will stop accepting new money from both existing and new investors other than through dividend reinvestments. The enclosed Proxy Statement provides additional information about the Liquidation.

Q.	WHY ARE MULTIPLE CARDS ENCLOSED?

A.	If you have more than one account in the Portfolios, you will receive a proxy card for each account that you own.

Q.	HOW WILL APPROVAL OF THIS PROPOSAL AFFECT ME AS A PORTFOLIO SHAREHOLDER?

A.	If the proposal to liquidate the Portfolios is approved, the Portfolios’ assets will be liquidated and the proceeds will be distributed to Portfolio shareholders. Shareholders are encouraged to read the entirety of the enclosed Proxy Statement, which includes information about tax consequences of the Liquidation.

Q.	MAY I REDEEM MY SHARES PRIOR TO THE LIQUIDATION?

A.	Yes. You may redeem all or any portion of your shares at any time through the date of shareholder approval of the Plan of Liquidation, which is expected to occur on or about May 27, 2009.

Q.	HOW DO THE BOARD MEMBERS OF MY PORTFOLIO RECOMMEND THAT I VOTE?

A.	After careful consideration, the Board members of your Portfolio unanimously recommend that you vote FOR the Proposal.

Q.	WHO WILL PAY FOR THIS PROXY SOLICITATION?

A.	The Portfolios expect the costs of the proxy solicitation not to exceed $[ ] per Portfolio. Trustmark Investment Advisors, Inc. will pay these costs.

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Q.	I DON’T PLAN TO GO TO THE MEETING, HOW DO I VOTE MY SHARES?

A.	By Mail: You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described in this Proxy Statement.

By Touchtone Telephone: You may authorize your proxy by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card(s).

By the Internet: You may authorize your proxy via the Internet by accessing the website address printed on the enclosed proxy card(s). To vote in this manner, you will need the “control” number that appears on your proxy card(s).

Q.	WHOM DO I CALL FOR MORE INFORMATION?

A.	Please call D.F. King & Co., Inc. the Portfolios’ proxy agent toll-free at 1-888-605-1956.

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PERFORMANCE FUNDS TRUST
The Performance Advisor Growth Portfolio
The Performance Advisor Moderate Portfolio
The Performance Advisor Conservative Portfolio
(the “Advisor LifeStyle Series”)
NOTICE OF SPECIAL SHAREHOLDERS’ MEETING
TO BE HELD MAY 27, 2009
TO THE SHAREHOLDERS OF THE ADVISOR LIFESTYLE SERIES:
     NOTICE IS HEREBY GIVEN that a special Shareholders’ Meeting of the Performance Advisor Growth Portfolio, Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio (each a “Portfolio” and collectively, the “Portfolios” or “Advisor LifeStyle Series”) each a series of Performance Funds Trust (the “Trust”) will be held at 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Wednesday, May 27, 2009, at 12:00 noon Eastern Standard Time, for the purpose of considering and acting upon:
1.	A Plan of Liquidation of the Portfolios

2.	Such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees of the Trust recommends approval of each item listed on this Notice of Special Meeting of Shareholders.
     Only shareholders of record as of the close of business on April [ ], 2009 may vote at the Meeting or any adjournment(s) of the Meeting.
     Your attention is directed to the attached Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to be Held on May 27, 2009.
The following proxy statement is also available at www.2voteproxy.com
BY ORDER OF THE BOARD OF TRUSTEES
Curtis Barnes
Secretary
April 15, 2009

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PROXY STATEMENT

SPECIAL SHAREHOLDERS’ MEETING
TO BE HELD ON MAY 27, 2009
     The Board of Trustees of Performance Funds Trust (the “Trust”) has called a special meeting of shareholders of Performance Advisor Growth Portfolio, Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio (each a “Portfolio” and collectively, the “Portfolios” or “Advisor LifeStyle Series”) to be held at 12:00 noon, Eastern Standard Time, on Wednesday, May 27, 2009, at 3435 Stelzer Road, Columbus, Ohio (the “Meeting”). The purpose of this Proxy Statement is to provide you with additional information regarding the proposal to be voted on at the Meeting and to ask you to vote in favor of the proposal and any adjournment of the Meeting.
     This Notice of Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about April 15, 2009.
     Trustmark Investment Advisors, Inc., (“Trustmark” or the “Adviser”), located at 1701 Lakeland Drive, Jackson, Mississippi 39216, provides investment advisory services to the Portfolios. Trustmark is a wholly-owned subsidiary of Trustmark National Bank. Trustmark National Bank is a wholly-owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.
     The administrator for the Portfolios is Citi Fund Services Ohio, Inc. (“Citi”) and is located at 3435 Stelzer Road, Columbus, OH, 43219-3035. The distributor (principal underwriter) for the Portfolios is Performance Funds Distributor, LLC. (the “Distributor”) and is located at 10 High Street, Suite 302, Boston, MA 02110.
     Each share of the Portfolios is entitled to one vote on the proposal and on each other matter that it is voted upon at the Meeting. In order for the Meeting to go forward there must be a quorum present. This means that at least one third (1/3) of the shares eligible to vote must be represented at the Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Meeting in determining whether a proposal has been approved, and will have the same effect as a vote “against” the proposal. If a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present or entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxies. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Meeting (or any adjournment of the Meeting). See “Voting Procedures” for information about voting your shares.
     As of the date of this Proxy Statement, we know of no matters other than those described in this Proxy Statement that will be brought before the Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.
     Only shareholders of record of the Portfolios on April [ ], 2009 (the “Record Date”) may vote at the Meeting or any adjournment of the Meeting. None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting or appraisal rights. The table below sets forth the number of shares of beneficial interest of each of the Portfolios which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

Portfolio	Shares Outstanding and Entitled to Vote
Performance Advisor Growth Portfolio Performance Advisor Moderate Portfolio Performance Advisor Conservative Portfolio	[ ] [ ] [ ]
     The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolios. The term “majority of the outstanding voting securities” of each Portfolio as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.
     PROPOSAL FOR SHAREHOLDER APPROVAL
     The table below has been prepared to assist you in determining which proposal applies to the Portfolio(s) you own. You are only being asked to vote on the proposal that is indicated with a check mark next to the Portfolios(s) you own.

Proposal for
Portfolio	Liquidation
Performance Advisor Growth Portfolio	✓

Performance Advisor Moderate Portfolio	✓

Performance Advisor Conservative Portfolio	✓

PROPOSAL-LIQUIDATION OF THE PORTFOLIOS
     The Portfolios commenced operations on August 4, 2003. The Portfolios, each of which is a “fund of funds,” invests primarily in Institutional Class Shares of the Trust’s Equity Funds (the Strategic Dividend Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund and the Leaders Equity Fund), Bond Funds (the Short Term Government Income Fund and the Intermediate Term Income Fund) and Money Market Funds (the Money Market Fund and U.S. Treasury Money Market Fund). Each of the Portfolios allocates periodically its assets among the Equity Funds, Bond Funds and Money Market Funds within predetermined ranges in accordance with such Portfolio’s investment objective and principal investment strategies. In light of the Portfolios’ operating history since inception, the Trustees, including all of the independent Trustees (as defined by the 1940 Act), determined that the liquidation of the Portfolios was in the best interests of the Portfolios and their shareholders and unanimously approved the liquidation of the Portfolios.
     The liquidation will be implemented in accordance with the Plan of Liquidation substantially in the form set forth as Exhibit A to this Proxy Statement. The Plan of Liquidation will become effective upon the adoption and approval of the Plan of Liquidation by shareholders each of the Portfolios (such date of adoption and approval, the “Effective Date”). As soon as practicable after the Effective Date, each Portfolio will cease to invest its assets in accordance with its investment objectives and will sell its shares of the Equity Funds, Bond Funds and Money market Funds which in turn will sell all of their portfolio securities and other assets in order to convert the Portfolios’ assets to cash. Each Portfolio will also pay, or set aside in cash equivalents, the amount of all of its known or reasonably ascertainable liabilities incurred or expected to be incurred prior to the liquidation. On or before May 29, 2009, the date that the Portfolios are expected to be liquidated (the “Liquidation Date”), the Portfolios will make a distribution which, together with all previous dividends, will have the effect of distributing all of the Portfolios’ taxable income for the May 31, 2009 taxable year. Thereafter, the Portfolios will determine the net asset value of the Portfolios’ shares (the aggregate value of the assets of the Portfolios less the sum of the aggregate amount of liabilities) and make a final liquidating distribution in cash to the shareholders of record on the Liquidation Date in proportion to the number of shares held by each shareholder. The proposed transaction described above is referred to in this Proxy Statement as the “Liquidation.”

     Any contingent deferred sales charge (“CDSC”) normally imposed upon Class C shareholders will be waived for shareholders receiving distributions in connection with the redemption of their shares of the Portfolios on the Liquidation Date and on redemptions prior to the Liquidation.
     Prior to the Liquidation Date, shareholders may redeem their shares of the Portfolios or may exchange their shares of the Portfolios for shares of other funds of the Trust as described in the current prospectus and Statement of Additional Information of the Trust.
     The Plan of Liquidation may be terminated by the Board of Trustees or officers at any time prior to the consummation of the Liquidation, without liability on the part of the Portfolios or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Board of Trustees, make proceeding with the Liquidation inadvisable. The Plan of Liquidation may also be amended, waived or supplemented by the Board of Trustees or officers of the Trust.
     The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Liquidation, whether or not the Liquidation is consummated, will be paid by the Investment Adviser.
     Voting Procedures
     This proxy solicitation is being made by the Board for use at the Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Investment Adviser may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Trustmark Investment Advisors, Inc., without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust has engaged D.F. King & Co. Inc. (“D.F. King”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of $[ ] including out of pocket expenses, which will be borne by the Investment Adviser. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. Trustmark expects that the solicitations will be primarily by mail, but also will include telephone, telecopy, or oral solicitations.
     As the Meeting date approaches, certain shareholders of the Portfolios may receive a telephone call from a representative of D.F. King if their votes have not yet been received. Proxies that are obtained telephonically by D.F. King will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
     At the Meeting. If you are voting in person, you may cast your vote at the offices of the Trust located 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Wednesday, May 27, 2009, at

12:00 noon Eastern Standard Time. To obtain directions to the Trust’s offices please call 1-800-737-3676.
     Telephone Voting. In all cases where a telephonic proxy is solicited by D.F. King, the D.F. King representative is required to ask each shareholder to state his or her full name. The representative then states the city, state and zip code on the account and asks the shareholder to confirm his or her identity by stating their street address. If the shareholder is a corporation or other entity, the D.F. King representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendations set forth in this Proxy Statement. D.F. King will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter via USPS to confirm his or her vote and asking the shareholder to call D.F. King immediately if his or her instructions are not correctly reflected in the confirmation.
     Alternatively, a shareholder may call a Portfolio’s Voice Response Unit to vote his or her shares by taking the following steps:
▪	Read the Proxy Statement and have your proxy card at hand.

▪	Call the toll-free number located on your proxy card.

▪	Follow recorded instructions.
     With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.
          Internet Voting. You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear. Notice of this Special Meeting, the Proxy Statement and copies of the Trust’s most recent annual and semi-annual report, are available by visiting www.2voteproxy.com or without charge upon request by writing to the Trust, c/o Citi Fund Services 100 Summer Street, Boston, MA 02110, or by calling 1-800-737-3676.

     To vote via the Internet:
•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card.

•	Enter the “control number” found on your proxy card.

•	Follow the instructions on the Web site. Please call us at 1-888-605-1956 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.
     You may revoke your proxy at any time up until voting results are announced at the Meeting. You can do this by writing to the Secretary of the Trust or by voting in person at the Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again – using your original proxy card or through the toll-free telephone number. If you return a signed proxy card without voting instructions, your shares will be voted “for” the proposal.
Notice to Banks, Broker-Dealers and Voting Directors and their Nominees
     Please advise Performance Funds Trust c/o D.F. King, Mutual Fund Services, 48 Wall Street, 22nd Floor, New York NY 10005, whether other persons are beneficial owners of the Portfolio shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of these shares.
FEDERAL INCOME TAX CONSEQUENCES
     The following is a general summary of the federal income tax consequences of the Liquidation to individual U.S. citizens and certain retirement plan participants and individual retirement account holders that hold Portfolio shares. This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. Also, this summary does not address state or local tax consequences. THIS SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING, AND EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES TO THE SHAREHOLDER, IN HIS OR HER INDIVIDUAL CIRCUMSTANCES, OF THE PORTFOLIOS’ LIQUIDATION AND THE RECEIPT OF PORTFOLIO DISTRIBUTIONS.
     The Portfolios anticipate that they will retain their qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), during the liquidation period and therefore, will not be taxed on any of their net income or capital gains from the sale of their assets.
     To the extent necessary to ensure that the Portfolios continue to qualify as regulated investment companies, the Portfolios intend, prior to the Liquidation Date, to distribute any remaining undistributed income for the taxable year ending May 31, 2009. In general, any such distribution will be taxable to you for income tax purposes. For Federal income tax purposes, any distributions attributable to short-term capital gains and net investment income of a Portfolio will be taxable to you as ordinary income, while any distributions attributable to an excess of net long-term capital gains of a Portfolio over net short-term capital losses generally will be taxable to you as long-term capital gains. This is true no matter how long you have held your shares.
     The maximum long-term capital gain tax rate currently applicable to individuals, estates, and trusts is 15%. Also, Portfolio distributions to noncorporate shareholders attributable to dividends received by a Portfolio from U.S. and certain foreign corporations will generally also be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction.
     On the Liquidation Date, the Portfolios will make a final distribution, in cash, representing all of their remaining net assets. Shareholders will be treated as having sold their shares for the amount of this liquidating distribution. An individual shareholder will recognize gain or loss on that sale measured by the difference between the shareholder’s tax basis for the shares and the amount of the distribution. If the shares were held as capital assets, the gain or loss will be characterized as capital gain or loss, which generally will be long-term capital gain or loss if the holding period for the shares exceeds twelve months.
     Qualified retirement plans and individual retirement accounts (collectively, “Retirement Accounts”) are generally exempt from federal income tax. Distributions by the Portfolios to a Retirement Account will generally not be taxable for federal income tax purposes, so long as the distribution proceeds are received and held or reinvested by the trustee or custodian of the Retirement Account.
     Shareholders should be aware that if a shareholder has failed to furnish a correct taxpayer identification number, has failed to fully report dividend or interest income, or has failed to certify that the shareholder has provided a correct taxpayer identification number, the shareholder may be subject to 28% backup withholding by the Portfolios.
RECOMMENDATION OF THE TRUSTEES
     The Trustees, including the Trustees who are not interested persons of the Trust, recommend that you vote FOR the Proposal. If the Proposal is not approved by the shareholders of any of the Portfolios, such Portfolio will continue to operate as a series of the Trust in accordance with its stated investment objective and policies. The Trustees would then consider what, if any, alternatives are in the best interests of Portfolio shareholders.

SUBSTANTIAL SHAREHOLDERS
     As of April [ ], 2009, the shareholders identified below were known by the Trust to own 5% or more of the outstanding interests in the Portfolios listed below and in the following capacity:

Name and Address of		Number of	Percentage of
Shareholder*	Type of Ownership	Shares	Portfolio

*	As of the close of business on April [ ], 2009, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding share of the Portfolios.
ANNUAL AND SEMI-ANNUAL REPORT
     Copies of the Trust’s most recent annual and semi-annual report, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. Copies of the reports are available without charge upon request by writing to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-800-737-3676.
OTHER MATTERS TO COME BEFORE THE MEETING
     The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.
     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders (if any) should send his or her written proposal to the Trust’s offices at 100 Summer Street, Suite 1500, Boston, MA 02110, so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.
BY ORDER OF THE BOARD OF TRUSTEES
Teresa Thornhill
President
April 15, 2009

EXHIBIT A
PLAN OF LIQUIDATION
     This PLAN OF LIQUIDATION (“Plan”) dated as of May [ ], 2009, is made by Performance Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of the Performance Advisor Growth Portfolio, Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio (each a “Portfolio” and collectively, the “Portfolios” or “Advisor LifeStyle Series”).
     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
     WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, have determined that the liquidation of the Portfolios is in the best interests of the shareholders of the Portfolios; and
     WHEREAS, this Plan is intended to be and is adopted as a plan of complete liquidation, pursuant to which all of the assets of the Portfolios shall be liquidated, all upon the terms and conditions hereinafter set forth in this Plan.
     NOW, THEREFORE, the Trust hereby declares as follows:
     1. EFFECTIVE DATE OF THE PLAN. The Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of the shareholders of the Portfolios called for the purpose of voting on the Plan, by the affirmative vote of a majority of the outstanding voting securities of each of the Portfolios as defined in the 1940 Act, which means the affirmative vote of the lesser of (a) 67% or more of the shares of a Portfolio present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of a Portfolio. The date of such adoption of the Plan by the shareholders of each of the Portfolios is referred to as the “Effective Date.”
     2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, all of the portfolio securities and other assets, if any, of the Portfolios shall be sold for cash or cash equivalents.

     3. PAYMENT OF LIABILITIES. As soon as practicable after the Effective Date, each Portfolios shall deliver and pay, or set aside in cash equivalents, the amount of all of its known or reasonably ascertainable liabilities incurred or expected to be incurred on or prior to the Liquidation Date (as defined below).
     4. EXPENSES. The expenses incurred in connection with the transactions contemplated by this Plan are not expected to exceed [   ] per Portfolio, whether or not the transactions contemplated hereby are consummated, will be borne by Trustmark Investment Advisors, Inc., the investment adviser to the Portfolios.
     5. LIQUIDATION. The officers of the Portfolios shall establish a date (the “Liquidation Date”) for the liquidation of the Portfolios following the consummation of the sale of the Portfolios’ portfolio securities and other assets as provided in Section 2 and the payment of liabilities as provided in Section 3. On or before the Liquidation Date, the Portfolios will make a distribution which, together with all previous dividends, will have the effect of distributing all of the Portfolios’ taxable income for the taxable year ended May 31, 2009. The officers of the Portfolios shall then determine the net asset value of the Portfolios’ shares as of the close of regular trading on the New York Stock Exchange on the Liquidation Date (the net asset value of each class of shares of the Portfolios as so determined, the “Liquidation Value”). The shareholders of record of the Portfolios as of the close of business on the Liquidation Date shall be certified by the Trust’s transfer agent. The Portfolios will make a final liquidating distribution in cash in an amount equal to the Liquidation Value to the shareholders of record on the Liquidation Date in redemption of the shares of the Portfolios in proportion to the number of shares held by such shareholders and recorded on the books of the Trust.
     6. LIQUIDATING ACCOUNT. In the event the Portfolios are unable to distribute all their assets pursuant to the Plan because of their inability to locate shareholders to whom a liquidating distribution will be sent, the Portfolios may create, at the expense of such shareholders, a liquidating account with a financial institution and deposit therein any remaining assets of the Portfolios for the benefit of the shareholders that cannot be located.
     7. DISSENTER’S RIGHTS. No shareholder shall have any dissenter’s right or right of appraisal in connection with the liquidation of the Portfolios.
     8. FILINGS. As soon as practicable after the distribution of all of the Portfolios’ assets in complete liquidation of the Portfolios, the officers or assistant officers of the Trust shall close the books of the Portfolios and prepare and file any and all required income tax returns and other documents and instruments, and file, or cause to be filed, with the Secretary of State of Delaware and any other appropriate governmental authorities, any and all documents and instruments necessary to effect the abolishment of the Portfolios.

     9. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by the Board of Trustees of the Trust or by the officers of the Trust at any time prior to the Liquidation Date, without liability for damages on the part of the Portfolios or its Trustees, officers or shareholders, if circumstances should develop that, in the opinion of the Board of Trustees, in its sole discretion, make proceeding with this Plan inadvisable.
     10. AMENDMENTS. This Plan may be amended, waived or supplemented by the Trustees or authorized officers of the Trust acting on behalf of the Portfolios.
     11. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware, except as to matters of conflicts of laws.
     12. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby,
     IN WITNESS WHEREOF, the Trust, on behalf of the Portfolios, has caused this Plan to be executed as of the date first set forth above by its duly authorized representatives.
Performance Funds Trust on behalf of
Performance Advisor Growth Portfolio,
Performance Advisor Moderate Portfolio
and the Performance Advisor Conservative
Portfolio
By
        President

PERFORMANCE FUNDS TRUST
3435 Stelzer Road
Columbus, OH 43219
[THE PERFORMANCE ADVISOR GROWTH PORTFOLIO]
[THE PERFORMANCE ADVISOR MODERATE PORTFOLIO]
[THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO]
VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS’
MEETING TO BE HELD
May 27, 2009
THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD
OF TRUSTEES OF PERFORMANCE FUNDS TRUST

The undersigned hereby appoints Curtis Barnes and Michael Baker, or either of them, true and lawful attorneys-in-fact, with full power of substitution to vote as designated below the number of shares of The Performance Advisor Growth Portfolio held by the undersigned at the Special Shareholders’ Meeting to be held on Wednesday, May 27, 2009 at 12:00 noon (EST) and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders’ Meeting and Proxy Statement.
VOTES OF SHAREHOLDERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF SHAREHOLDERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.
Receipt of Notice of Special Shareholders’ Meeting and Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date and return these instructions in the addressed envelope – no postage required. Please mail promptly to save The Performance Advisor Growth Portfolio further solicitation expenses.
TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED
PERFORMANCE FUNDS TRUST
Vote on the Following Proposal:

Approve the Plan of Liquidation of the	FOR	AGAINST	ABSTAIN
[The Performance Advisor Growth Portfolio,]	☐	☐	☐
[Performance Advisor Moderate Portfolio]	☐	☐	☐
[Performance Advisor Conservative Portfolio]	☐	☐	☐

Signature (PLEASE SIGN WITHIN IN BOX) Date Signature (Joint Owners) Date